UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2002

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware 0-28443 23-3011702

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

New address

Eden Tower Plaza, 790 Frontage Road, Northfield, Illinois 60093

Registrant's telephone number, including area code (847) 441-2485

Three Parkway North, Deerfield, Illinois 60015

(Former name or former address, if changed since last report)

Item 3.

An amended plan of reorganization has been submitted but has not yet been confirmed. See Item 5.

Item 5. Other Events

As reported in form 8-K filed on August 8, 2001, Cytomedix, Inc. (the "Company"), filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division (Case No. 01- 27610). The Court has named the Company as debtor in possession and the Company is authorized to continue to operate its business.

On March 21, 2002, the Company filed its Chapter 11 Reorganization Plan with the accompanying disclosure statement and a motion to approve the adequacy of the disclosure statement. On April 23, 2002, the Court approved the disclosure statement and related notices, established voting procedures and set the confirmation hearing date for June 6, 2002. See Order as Appendix G attached as Exhibit 2.15. On April 24, 2002, the Company filed its First Amended Plan of Reorganization with the accompanying disclosure statement.

The First Amended Plan of Reorganization and Disclosure Statement to the Plan of Reorganization and some of the exhibits thereto are included in this filing. Those Exhibits which either were submitted or will be submitted with the Proposed First Amended Plan and Disclosure Statement, but which are not included in this filing, are as follows: the Patent License Agreements, Schedule of Contracts to be Assumed, Schedule of Contracts to be Rejected, the Projected Balance Sheets and the Historical Financial Statements with Independent Auditors' Report. Any of these exhibits are available upon request to the Company at the name and address hereinabove stated. THIS PLAN HAS NOT YET BEEN CONFIRMED BY THE BANKRUPTCY COURT.

Item 7. Financial Statements and Exhibits
Exhibit Number	Description of Exhibit
2.01	Proposed Amended Disclosure Statement to the First Amended Plan of Reorganization
2.02_AppA	Appendix A to the Proposed First Amended Disclosure Statement to the Plan of Reorganization
2.03_IA61	Proposed Long-Term Incentive Plan (filed with 8-K on April 8, 2002)
2.04_IA64	Proposed Class A Warrant (filed with 8-K on April 8, 2002)
2.05_IA65	Proposed Class B Warrant (filed with 8-K on April 8, 2002)
2.06_IA70	Proposed Stock Certificate for Series A Convertible Preferred Stock (filed with 8-K on April 8, 2002)
2.07_IA71	Proposed Stock Certificate for Series B Convertible Preferred Stock (filed with 8-K on April 8, 2002)
2.08_IA91	Proposed Restated Bylaws (filed with 8-K on April 8, 2002)
2.09_IA92A	Proposed Restated Certificate of Incorporation (filed with 8-K on April 8, 2002)
2.10_IA92B	Proposed Restated Certificate of Designation (filed with 8-K on April 8, 2002)
2.11_IA100	Proposed Short Selling Bar Representation (filed with 8-K on April 8, 2002)
2.12_AppD	Liquidation Analysis
2.13_AppE	Information regarding the Certain Anticipated Officers, Directors and Consultants of the Reorganized Debtor
2.14_AppF	List of Potential Defendants in Causes of Action for Infringement or Unauthorized Use of Intellectual Property Assets or Breaches of Confidentiality, Nondisclosure or Noncompetition Agreements
2.15_AppG	Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytomedix, Inc.

By: /s/Kent Smith

Chief Executive Officer/President

Date: May 14, 2002